Exhibit 99.1

Gibson Technical Services, Inc.

(A Corporation)

Financial Statements

Years Ended December 31, 2020 and 2019 With Independent Auditor’s Report

	Table of Contents
Independent Auditor's Report		1
Financial Statements
Balance sheets		2
Statement of operations		3
Statement of stockholders' equity		4
Statement of cash flows		5
Notes to financial statements		6-11

Independent Auditor’s Report

To the Board of Directors Gibson Technical Services, Inc.

We have audited the accompanying financial statements of Gibson Technical Services, Inc. which comprise the balance sheets as of December 31, 2020 and 2019 and the related statements of operations, stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gibson Technical Services, Inc. as of December 31, 2020 and 2019, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Henssler CPAs & Advisers, LLC

March 17, 2021

Gibson Technical Services, Inc.

Balance Sheet

December 31, 2020 and 2019

Assets	2020	2019
Current assets:
Cash on hand and on deposit	$—	$183,780
Accounts receivable	9,695,036	9,236,943
Contract assets	2,816,550	2,399,745
Inventory	197,591	194,932
Due from related parties	1,533,342	773,634
Other current assets	265,837	408,209
Total current assets	14,508,356	13,197,243
Property and equipment, at cost less accumulated depreciation	2,555,905	1,986,162
Goodwill	2,005,063	567,874
Other assets	—	14,012
Total assets	$19,069,324	$15,765,291

Liabilities and Stockholder's Equity
Current liabilities:
Accounts payable, including retainage
of $450,572 in 2020 and $394,932 in 2019	$479,246	$573,548
Cash overdraft	74,583	—
Deferred revenue	139,834	685,640
Accrued expenses	780,190	1,553,019
Payroll protection plan loan	1,474,431	—
Long-term debt - current portion	1,944,074	—
Related party payable	300,000	840,000
Total current liabilities	5,192,358	3,652,207
Long-term debt - less current portion	767,798	—

Stockholders' equity:
Common stock, no par value, 1,000 shares authorized, 139.236
shares issued and outstanding	6,655,803	4,641,240
Additional paid-in capital	5,000,000	5,000,000
Retained earnings	1,453,365	2,471,844
Total stockholders' equity	13,109,168	12,113,084
Total liabilities and stockholders' equity	$19,069,324	$15,765,291

See accompanying notes to financial statements.

Statement of Operations

For the Years Ended December 31, 2020 and 2019

	2020	2019
Net sales	$40,036,683	$44,282,821
Cost of sales	33,265,498	32,802,485
Gross profit	6,771,185	11,480,336
Selling, general and administrative expenses	6,942,788	8,610,988
Operating income	(171,603)	2,869,348
Other income (expenses)
Interest income	—	5
Interest expenses	(103,352)	(138,929)
Net gain on sales of property and equipment	7,683	(3,067)
Other income	—	23,125
Net other income (expense)	(95,669)	(118,866)
Net income	$(267,272)	$2,750,482

See accompanying notes to financial statements.

Gibson Technical Services, Inc.

Statement of Stockholders' Equity

For the Years Ended December 31, 2020 and 2019

	Common Shares		Additional	Retained	Stockholders'
	Shares	Amount	Paid-in Capital	Earnings	Equity
Balance at December 31, 2018	112.716	$2,777,240	$5,000,000	$1,865,298	$9,642,538
Stock purchase by minority owners	11.61	1,864,000	—	—	1,864,000
Distributions to stockholders	—	—	—	(2,143,936)	(2,143,936)
Net income - controlling interest	—	—	—	2,459,728	2,459,728
Net income - non controlling interest	—	—	—	290,754	290,754
Balance at December 31, 2019	124.326	4,641,240	5,000,000	2,471,844	12,113,084
Elimination of non controlling interest	—	—	—	(608,063)	(608,063)
Stock purchase by minority owners	14.91	2,014,563	—	—	2,014,563
Distributions to stockholders	—	—	—	(143,144)	(143,144)
Net income - controlling interest	—	—	—	(355,672)	(355,672)
Net income - non controlling interest	—	—	—	88,400	88,400
Balance at December 31, 2020	139.236	$6,655,803	$5,000,000	$1,453,365	$13,109,168

See accompanying notes to financial statements.

Gibson Technical Services, Inc.

Statement of Cash Flows

For the Years Ended December 31, 2020 and 2019

Cash flows from operating activities:	2020	2019
Net income (loss)	$(267,272)	$2,750,482
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	853,857	638,023
Net gain on sale of property and equipment	7,683	3,067
Changes in operating assets and liabilities:
Accounts receivable	(458,093)	494,632
Unbilled receivables	(416,805)	396,389
Inventory	(2,659)	(62,211)
Due from related parties	(759,708)	(374,217)
Other current assets	142,372	(285,959)
Other long-term assets	14,012	65,293
Accounts payable	(19,722)	192,148
Deferred revenue	(545,806)	(289,360)
Accrued expenses	(772,829)	793,029
Related party payable	(540,000)	(390,900)
Net cash provided by (used in) operating activities	(2,764,970)	3,930,416
Cash flows from investing activities:
Purchases of property and equipment	(2,942,143)	(1,056,936)
Proceeds from sale of property and equipment	73,671	24,335
Net cash used in investing activities	(2,868,472)	(1,032,601)

Cash flows from financing activities:
Proceeds from long-term debt	4,722,118	—
Repayment of line of credit	—	(3,250,000)
Repayment of long-term debt	(535,274)	—
Elimination of noncontrolling interest	(608,603)	—
Stock purchase agreement	2,014,563	1,864,001
Distributions to stockholders	(143,142)	(2,143,936)
Net cash provided by (used in) financing activities	5,449,662	(3,529,935)

Net decrease in cash	(183,780)	(632,120)
Cash and cash equivalents at beginning of year	183,780	815,900
Cash and cash equivalents at end of year	$—	$183,780

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$103,352	$138,929

See accompanying notes to financial statements.

Note 1. Nature of Operations and Summary of Significant Accounting Policies

Gibson Technical Services, Inc. (the "Company") is a national provider of broadband and wireless technical support services for telecommunications providers and cable television system operators. Specific services offered by the Company encompass plant testing and certification, network systems design and integration, and fiber splicing. In addition, the Company offers wireless network design and implementation services and utility contracting services. Revenues by service line are as follows:

	2020	2019
Broadband	$22,157,483	$20,799,065
Construction	7,122,257	2,914,599
Wireless	6,181,620	13,213,413
Healthcare	4,575,323	7,355,744
	$40,036,683	$44,282,821

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

See matters described in Note 1 regarding certain significant estimates.

Cash and Cash Equivalents: The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Concentrations of Credit Risk and Significant Customers: Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash, cash equivalents and accounts receivable. The Company places its cash and temporary cash investments with high credit quality institutions. At times such cash and cash equivalents may be more than amounts insured by federal agencies. If the financial institutions were not to honor their contractual liability to the Company, the Company could incur losses. The Company routinely assesses the financial strength of its customers and consequently, believes that its trade accounts receivable credit risk exposure is limited. Accounts receivable are unsecured, and the Company is at risk to the extent that such amounts become uncollectible.

The Company considers the accounts receivable included in the accompanying financial statements to be fully collectible; accordingly, no allowance for doubtful accounts has been recorded.

As of December 31, 2020, four customers accounted for approximately 50%, 10%, 8% and 4% of the Company's accounts receivable (including unbilled receivables). As of December 31, 2019, four customers accounted for approximately 28%, 24%, 21% and 14% of the Company's accounts receivable (including retainage and unbilled receivables). For the year ended December 31, 2020, four customers accounted for approximately 44%, 11%, 8% and 7% of the Company's revenues, while for the year ended December 31, 2019, four customers accounted for approximately 36%, 23%, 10% and 7% of the Company's revenues.

Note 1. Nature of Operations and Summary of Significant Accounting Policies (Continued)

Inventory and Work in Progress: Inventory is stated at the lower cost or market. As inventory is used, the cost is transferred to the cost of performing specific services for customers using the first-in, first-out (“FIFO”) method.

Work in progress includes the cost of work performed for customers, which cannot yet be billed to the customer based on the provisions of the contract.

Property and Equipment: Property and equipment are stated at cost. The Company depreciates the cost of vehicles, computer equipment, furniture and fixtures, and equipment on a straight-line basis over their estimated useful lives, which are generally three to seven years. Leasehold improvements are depreciated over the lesser of the lease term or estimated useful life. Property and equipment are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. There were no impairments of property and equipment noted through December 31, 2020.

Intangible assets: Intangible assets are recorded for the difference between the value allocated to tangible assets and the total purchase price.

Revenue Recognition:

The Company generates revenue from broadband and wireless technical support services provided to telecommunications providers and cable television system operators. Revenues earned from these contracts are accounted for in accordance with ASC Topic 606. Revenues are reported at amounts that reflect the consideration to which the Company expects to be entitled in exchange for providing those services at a fixed price.

Performance obligations are determined based on the nature of delivery of the goods and services provided. Performance obligations for the contracts are recognized over time based on the completion of contractual milestones. Contract revenues for 2020 and 2019 are $40,036,683 and $44,282,821, respectively.

Receivables consist of amounts for which the Company has an unconditional right to collect. Receivables are impaired when determined to be uncollectible based on identified risk of nonpayment. The Company does incur bad debt on occasion due to the nature of its receivables. Recoveries of accounts previously written off are recorded as a reduction of bad debt expense when received. Interest is not charged on receivables. Collateral is not required to secure outstanding receivables.

Contract assets consist of revenue earned that is unable to be billed due to the terms of the contract. Revenues on contracts that are lump sum bids are earned based on level of completion. Revenues on contracts with line item pricing are earned based on the quantities completed multiplied by the line item price. Unbilled amounts are billed and collected when all requirements of the contract have been met.

Income Taxes: The Company has elected under the Internal Revenue Code to be taxed as an S corporation. Accordingly, the stockholders of the Company are taxed on their proportionate share of the Company's taxable income and therefore, no income taxes have been provided for the Company in the financial statements for the years ended December 31, 2020 and 2019.

Certain states may assess franchise or other similar taxes, which are accrued when material.

Fair Value of Financial Instruments: Due to the short-term nature of the accounts receivable and accounts payable and the variable interest rate on the Company’s debt instruments, the carrying value of these financial instruments approximates their fair value.

Subsequent Events: Management has evaluated subsequent events through the date of this report, which is the date the financials were available to be issued and have determined that there are no subsequent events that require disclosure under the Subsequent Events topic of the FASB ASC.

Note 2. Acquisitions

On February 29, 2020, the Company agreed to acquire the remaining 25% interest of Smith Telcom, Inc, (Smith Telcom) for the cash purchase price of $1,140,110. The results of operations of the acquisition are included in the statement of income for the period from January 2019 to December 2020.

Note 2. Acquisitions (Continued)

On February 7, 2020, the Company acquired all the assets of Upstate Companies One, LLC for the cash purchase price of $1,600,000 The results of operations of the acquisition are included in the statement of income for the period ended December 31, 2020.

The acquisitions generally expanded the Company’s breadth of services to its customers and will potentially help to grow the customer base. The acquisitions resulted in Goodwill of approximately $1,400,000. There were no liabilities acquired.

Note 3. Net Property and Equipment

	2020	2019
Vehicles	$4,451,538	$3,518,483
Computer equipment	35,946	70,284
Furniture, fixtures, and equipment	2,495,204	2,208,939
Leasehold improvements	38,271	65,613
	7,020,959	5,863,319
Less: Accumulated depreciation	(4,465,054)	(3,877,157)
	$2,555,905	$1,986,162

Depreciation expense for the years ended December 31, 2020 and 2019 was $853,857 and $638,024 respectively.

Note 4. Related Party Transactions

The Company periodically charters the use of an aircraft owned by an affiliate of the Company’s majority stockholder. In 2020 and 2019, the Company paid $80,500 and $287,574 respectively, for the use of the aircraft.

The Company pays rent for the corporate headquarters it leases from its minority stockholders. The Company paid $138,000 in 2020 and 2019 under this lease.

The majority stockholder of the Company is a part owner in a captive insurance company that provides certain insurance on risks related to the Company’s vehicles and property. Included in other assets is security collateral paid by the Company as a deposit held by this related party of $38,305 at December 31, 2020 and 2019. Premiums paid by the Company to the captive insurer were $703,692 and $538,430 for the years ended December 31, 2020 and 2019, respectively. Also included in other assets for 2020 and 2019 is $36,000 paid on behalf of the majority stockholder related to the formation of this related party insurer.

At December 31, 2020 and 2019, amounts due from related parties are comprised of payments made on behalf of the Company's stockholders and employees that are to be reimbursed to the Company.

Note 5. Common Stock Repurchase Agreement

The Company and certain stockholders are party to stock purchase agreements that give the Company and certain stockholders the right of first refusal to purchase stock owned by stockholders. Under certain circumstances, the Company's majority stockholder has an option to repurchase the shares issued based upon the agreement at a price based on the Company's capitalized earnings forecast. If the Company's majority stockholder does not elect on a timely basis to exercise their option, then the Company has the option to repurchase the shares according to the same provisions.

Note 6. Employee Benefit Plan

The Company has a qualified profit-sharing retirement plan for all eligible employees. The plan provides for contributions by the Company in such amounts as management may determine. The total company contribution expense was $91,577 and $105,392 for the years ended December 31, 2020 and 2019, respectively.

Note 7. Revolving Line of Credit

The Company has available a line of credit with a financial institution for up to $4,500,000. The line of credit expires June 2021, unless extended. Borrowings on the line of credit bear interest at a variable interest rate per annum and is collateralized by a percentage of eligible accounts receivable. There was no outstanding balance on the line of credit as of December 31, 2020 and 2019.

Note 8. Long-Term Debt

Long-term debt as of December 31, 2020 consisted of the following:

4.90% rate loan payable to Ditch Witch Financial Services
dated April 2019, matures May 2024. Payment of $3,684
(principal and interest) due monthly. Secured by equipment.	$147,639

3.96% rate loan payable to Branch Banking and Trust dated February
2020, matures February 2025. Payment of $29,477 (principal
and interest) due monthly. Secured by equipment.	1,354,877

3.28% rate loan payable to Branch Banking and Trust dated May
2020, matures May 2025. Payment of $20,654
(principal and interest) due monthly. Secured by equipment.	1,016,741

4.00% rate loan payable to Custom Truck Capital
dated June 2020, matures June 2025. Payment of $3,984
(principal and interest) to each shareholder, due monthly. Secured
by equipment.	192,615
Total	$2,711,872
Less: Principal due in one year	767,798
Net long-term notes payable	$1,944,074

Note 8. Long-Term Debt (Continued)

Future maturities of long-term notes payable are as follows:

Year	Amount
2021	$693,588
2022	693,588
2023	693,588
2024	664,116
2025	186,128
$2,931,008

Note 9. Payroll Protection Plan Loan

The Company received a loan from BB&T in the amount of $1,474,431 under the Paycheck Protection Program established by the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The loan is subject to a note dated April 20, 2020 and may be forgiven to the extent proceeds of the loan are used for eligible expenditures such as payroll and other expenses described in the CARES Act. No determination has been made as to whether the Company will be eligible for forgiveness, in whole or in part. The loan bears interest at a rate of 1% and is payable in monthly installments of principal and interest over 24 months beginning 6 months from the date of the note. The loan may be repaid at any time with no prepayment penalty. No payments have been made as the payments have been deferred.

Note 10. Commitments and Contingencies

The Company leases various office facilities and office equipment under operating lease agreements on month-to- month leases or long-term basis. The Company also leases its corporate headquarters from the minority stockholders on a long-term lease. Rental expense under all leases totaled $265,596 and $241,040 for the years ended December 31, 2020 and 2019, respectively. The future minimum lease payments are $138,000 for the next ten years under the current lease agreement.

The Company's contracts with its customers generally obligate the Company to perform warranty work correcting defects in work within a period of one to three years after the work is accepted by the customer. As of December 31, 2020, and 2019, the cost arising from potential warranty liabilities is not considered to be significant by management; therefore, the Company has not recognized any liability related to warranty claims.

Note 11. Legal Proceedings

The Company from time to time is involved in litigation or other claims. These loss contingencies generally arise in the normal course of business and their ultimate outcomes would not be expected to have a material effect on the Company’s financial condition or financial statements.

Note 12. Uncertainties in Income Tax Positions

The Company has adopted accounting rules that prescribe when to recognize and how to measure the financial statement effects, if any, of income tax positions taken or expected to be taken on its income tax returns, including the position that the Company continues to qualify to be treated as an S Corporation for both federal and state income tax purposes. These rules require management to evaluate the likelihood that, upon examination by relevant taxing jurisdictions, those income tax positions would be sustained.

Based on that evaluation, if it were more than 50% probable that a material amount of income tax would be imposed at the entity level upon examination by the relevant taxing authorities, a liability would be recognized in the accompanying balance sheets along with any interest and penalties that would result from that assessment. Should any such penalties and interest be incurred, the Company's policy would be to recognize them as operating expenses.

Based on the results of management's evaluation, no income taxes, interest or penalties have been accrued or charged to expense as of December 31, 2020 and 2019, or for the years then ended related to uncertain tax positions.

The Company's income tax returns are subject to examination by taxing authorities for a period of three years from the date they are filed. As of December 31, 2020, all tax years back to December 31, 2017 are subject to examination by U.S. federal, state, and local tax authorities.

Note 13. Public Business Entity

The stand-alone statements were  performed  based  on  private  company accounting within U.S. GAAP. Gibson Technical Services meets the definition of a public business entity only because its financial information has to be included in another company’s SEC filing. To comply with those standards, amortization of goodwill has been omitted. No other adjustments have been made.

* * *

GIBSON TECHNICAL SERVICES, INC.

FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED

MARCH 31, 2021

(Unaudited)

GIBSON TECHNICAL SERVICES, INC.

Index

Page
Balance Sheet	1

Statement of Operations	2

Statement of Cash Flows	3

Notes to Financial Statements	4 - 9

Gibson Technical Services, Inc.

Balance Sheet

March 31, 2021

(in thousands)	As of March 31,
2021

Assets:
Current Assets:
Cash and cash equivalents	$1,223
Trade accounts receivable	7,985
Inventories	180
Contract assets	1,816
Prepaid expenses and other current assets	250
Total current assets	11,454

Property and equipment, less accumulated depreciation	2,468
Goodwill	1,966
Deposits and other assets	125
Total assets	16,013

Liabilities and Stockholders' Equity:
Current Liabilities:
Accounts payable	$941
Payroll protection plan loans	2,899
Accrued expenses	1,210
Contract liabilities	80
Total current liabilities	5,130
Notes payable, less current portion	180
Total liabilities	5,310

Commitments and contingencies

Stockholders' Equity:
Common stock	6,656
Additional paid-in capital	5,000
Accumulated deficit	(953)
Total stockholders' equity	10,703
Total liabilities and stockholders' equity	$16,013

See accompanying notes to financial statements.

1

Statement of Operations

For the Three Months Ended March 31, 2021

For the Three Months Ended
(in thousands)	March 31,
2021

Revenues	$8,891

Cost of revenues	6,215

Gross profit (loss)	2,676

Operating expenses:
Selling, general and administrative expense	4,937
Depreciation and amortization	74
(Gain) loss on disposal of fixed assets	(6)

Total operating expenses	5,005

Loss from operations	(2,329)

Other income (expense)	19
Interest expense	(22)
Net loss	(2,332)

See accompanying notes to financial statements.

2

Gibson Technical Services, Inc.

Statement of Cash Flows

For the Three Months Ended March 31, 2021

(in thousands)
Cash flows from operating activities:
Net (loss)	$(2,332)
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	227
Net gain on sale of property and equipment	(6)
Changes in operating assets and liabilities:
Accounts receivable	1,710
Unbilled receivables	1,000
Inventory	17
Due from related parties	1,533
Other current assets	(58)
Accounts payable	387
Deferred revenue	(60)
Accrued expenses	430
Related party payable	(300)
Long-term deposits	(11)
Net cash provided by (used in) operating activities	2,537
Cash flows from investing activities:
Purchases of property and equipment	(140)
Proceeds from sale of property and equipment	6
Net cash used in investing activities	(134)

Cash flows from financing activities:
Proceeds from PPP loans	1,425
Repayment of long-term debt	(2,531)
Distributions to stockholders	(74)
Net cash provided by (used in) financing activities	(1,180)

Net decrease in cash	1,223
Cash and cash equivalents at beginning of year	—
Cash and cash equivalents at end of year	$1,223

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$22

See accompanying notes to financial statements.

3

Gibson Technical Services, Inc.

Notes to Financial Statements

Note 1. Nature of Operations and Summary of Significant Accounting Policies

Gibson Technical Services, Inc. (the "Company") is a national provider of broadband and wireless technical support services for telecommunications providers and cable television system operators. Specific services offered by the Company encompass plant testing and certification, network systems design and integration, and fiber splicing. In addition, the Company offers wireless network design and implementation services and utility contracting services. Revenues by service line are as follows:

Three Months Ended
March 31, 2021
Broadband	$5,721
Construction	327
Wireless	1,260
Healthcare	1,583
$8,891

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

See matters described in Note 1 regarding certain significant estimates.

Cash and Cash Equivalents: The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Concentrations of Credit Risk and Significant Customers: Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash, cash equivalents and accounts receivable. The Company places its cash and temporary cash investments with high credit quality institutions. At times such cash and cash equivalents may be more than amounts insured by federal agencies. If the financial institutions were not to honor their contractual liability to the Company, the Company could incur losses. The Company routinely assesses the financial strength of its customers and consequently, believes that its trade accounts receivable credit risk exposure is limited. Accounts receivable are unsecured, and the Company is at risk to the extent that such amounts become uncollectible.

The Company considers the accounts receivable included in the accompanying financial statements to be fully collectible; accordingly, no allowance for doubtful accounts has been recorded.

As of March 31, 2021, three customers accounted for approximately 50%, 10% and 10% of the Company's accounts receivable (including unbilled receivables). For the three months ended March 31, 2021, two customers accounted for approximately 37% and 18% of the Company's revenues.

4

Note 1. Nature of Operations and Summary of Significant Accounting Policies (Continued)

Inventory and Work in Progress: Inventory is stated at the lower cost or market. As inventory is used, the cost is transferred to the cost of performing specific services for customers using the first-in, first-out (“FIFO”) method.

Work in progress includes the cost of work performed for customers, which cannot yet be billed to the customer based on the provisions of the contract.

Property and Equipment: Property and equipment are stated at cost. The Company depreciates the cost of vehicles, computer equipment, furniture and fixtures, and equipment on a straight-line basis over their estimated useful lives, which are generally three to seven years. Leasehold improvements are depreciated over the lesser of the lease term or estimated useful life. Property and equipment are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. There were no impairments of property and equipment noted through March 31, 2021.

Intangible assets: Intangible assets are recorded for the difference between the value allocated to tangible assets and the total purchase price.

Revenue Recognition: Revenues are recognized in the period in which the technical support and other utility contracting services are performed.

Income Taxes: The Company has elected under the Internal Revenue Code to be taxed as an S corporation. Accordingly, the stockholders of the Company are taxed on their proportionate share of the Company's taxable income and therefore, no income taxes have been provided for the Company in the financial statements for the three months ended March 31, 2021.

Certain states may assess franchise or other similar taxes, which are accrued when material.

Fair Value of Financial Instruments: Due to the short-term nature of the accounts receivable and accounts payable and the variable interest rate on the Company’s debt instruments, the carrying value of these financial instruments approximates their fair value.

Subsequent Events: Management has evaluated subsequent events through the date of this report, which is the date the financials were available to be issued and have determined that there are no subsequent events that require disclosure under the Subsequent Events topic of the FASB ASC.

5

Note 2. Related Party Transactions

The Company periodically charters the use of an aircraft owned by an affiliate of the Company’s majority stockholder. In the three months ended March 31, 2021,  the Company paid $39 thousand for the use of the aircraft.

The Company pays rent for the corporate headquarters it leases from its minority stockholders. The Company paid $35 thousand for rent expense on its corporate headquarters in the three months ended March 31, 2021.

The majority stockholder of the Company is a part owner in a captive insurance company that provides certain insurance on risks related to the Company’s vehicles and property. Included in other assets is security collateral paid by the Company as a deposit held by this related party of $38,305 at March 31, 2021. Premiums paid by the Company to the captive insurer were $120 thousand for the three months ended March 31, 2021. Also included in other assets at March 31, 2021 is $36,000 paid on behalf of the majority stockholder related to the formation of this related party insurer.

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Note 3. Common Stock Repurchase Agreement

The Company and certain stockholders are party to stock purchase agreements that give the Company and certain stockholders the right of first refusal to purchase stock owned by stockholders. Under certain circumstances, the Company's majority stockholder has an option to repurchase the shares issued based upon the agreement at a price based on the Company's capitalized earnings forecast. If the Company's majority stockholder does not elect on a timely basis to exercise their option, then the Company has the option to repurchase the shares according to the same provisions.

Note 4. Employee Benefit Plan

The Company has a qualified profit-sharing retirement plan for all eligible employees. The plan provides for contributions by the Company in such amounts as management may determine. The total company contribution expense was $35 thousand for the three months ended March 31, 2021.

Note 5. Revolving Line of Credit

The Company has available a line of credit with a financial institution for up to $4,500,000. The line of credit expires June 2021, unless extended. Borrowings on the line of credit bear interest at a variable interest rate per annum and is collateralized by a percentage of eligible accounts receivable. There was no outstanding balance on the line of credit as of March 31, 2021.

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Note 6. Payroll Protection Plan Loan

The Company received a loan from Truist Bank in the amount of $1.5 million under the Paycheck Protection Program established by the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The loan was subject to a note dated April 20, 2020 and was eligible for forgiveness to the extent proceeds of the loan were used for eligible expenditures such as payroll and other expenses described in the CARES Act. The Company received notice on April 12, 2021 that the loan was accepted for forgiveness.

In February 2021, the Company received a second loan from Truist Bank in the amount of $1.4 million under the Paycheck Protection Program established by the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The loan is subject to a note dated February 27, 2021 and may be forgiven to the extent proceeds of the loan are used for eligible expenditures such as payroll and other expenses described in the CARES Act. No determination has been made as to whether the Company will be eligible for forgiveness, in whole or in part. The loan bears interest at a rate of 1% and is payable in monthly installments of principal and interest over 24 months beginning 6 months from the date of the note. The loan may be repaid at any time with no prepayment penalty. No payments have been made as the payments have been deferred.

Note 7. Commitments and Contingencies

The Company's contracts with its customers generally obligate the Company to perform warranty work correcting defects in work within a period of one to three years after the work is accepted by the customer. As of March 31, 2021, the cost arising from potential warranty liabilities is not considered to be significant by management; therefore, the Company has not recognized any liability related to warranty claims.

Note 8. Legal Proceedings

The Company from time to time is involved in litigation or other claims. These loss contingencies generally arise in the normal course of business and their ultimate outcomes would not be expected to have a material effect on the Company’s financial condition or financial statements.

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Note 9. Uncertainties in Income Tax Positions

The Company has adopted accounting rules that prescribe when to recognize and how to measure the financial statement effects, if any, of income tax positions taken or expected to be taken on its income tax returns, including the position that the Company continues to qualify to be treated as an S Corporation for both federal and state income tax purposes. These rules require management to evaluate the likelihood that, upon examination by relevant taxing jurisdictions, those income tax positions would be sustained.

Based on that evaluation, if it were more than 50% probable that a material amount of income tax would be imposed at the entity level upon examination by the relevant taxing authorities, a liability would be recognized in the accompanying balance sheets along with any interest and penalties that would result from that assessment. Should any such penalties and interest be incurred, the Company's policy would be to recognize them as operating expenses.

Based on the results of management's evaluation, no income taxes, interest or penalties have been accrued or charged to expense as of March 31, 2021 or for the three months then ended related to uncertain tax positions.

The Company's income tax returns are subject to examination by taxing authorities for a period of three years from the date they are filed. As of March 31, 2021, all tax years back to December 31, 2017 are subject to examination by U.S. federal, state, and local tax authorities.

Note 10. Public Business Entity

The stand-alone statements were  performed  based  on  private  company accounting within U.S. GAAP. Gibson Technical Services meets the definition of a public business entity only because its financial information has to be included in another company’s SEC filing. To comply with those standards, amortization of goodwill has been omitted. No other adjustments have been made.

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